Exhibit 10.2


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") dated as of December 31, 1996 between GreenMan Technologies, Inc., a Delaware corporation (the "Company"), and Palomar Medical Technologies, Inc. (the "Secured Party");

                        W I T N E S S E T H    T H A T:

         WHEREAS, the Company owes the Secured Party one million two hundred ninety seven thousand three hundred and seventy dollars ($1,297,370) pursuant to a note dated December 31, 1996, by the Company in favor of the Secured Party in the principal amount of $1,200,000 (the "Note");

         WHEREAS, in order to induce the Secured Party not to call the Loan, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Note;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.  Definitions

         Terms defined in the Note and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Accounts" means all "accounts" as defined in the Uniform Commercial Code ("UCC") (as defined below) now owned or hereafter acquired by the Company and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "Collateral" has the meaning set forth in Section 3.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired, by the Company.

         "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all motor vehicles, trucks and trailers.

         "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, and all patent licenses, patents, trademark licenses, trademarks, rights in intellectual property, goodwill, trade names, service marks, mask works, trade secrets, copyrights, permits and licenses.







         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including, without limitation, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

         "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "Perfection Certificate" means a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Secured Party, and duly executed by the chief financial officer of the Company.

         "Permitted Financing Statements" means any financing statements naming the Company as Debtor filed in connection with any liens permitted under Section 3 of the Note.

         "Permitted Liens" means the Security Interests and the liens on the Collateral permitted to be created assumed or to exist pursuant to Section 3 of the Note.

         "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

         "Secured Obligations" means all obligations of the Company to the Secured Party under the Note.

         "Security  Interests" means the security  interests granted pursuant to
Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this agreement.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in Georgia; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Georgia, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or nonperfection.

SECTION 2.  Representations and Warranties

         The Company represents and warrants as follows:

                  (A) The Company has good title to all of the Collateral, free and clear of any Liens other than the Permitted Liens.

                  (B) Neither the Company (nor its predecessors has performed ) any acts which might prevent the Secured Party from enforcing any of the terms of this Agreement or which would limit the Secured Party in any such enforcement. Other than the Permitted Financing Statements and financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Person named as secured party in any Permitted Financing Statement has any Lien on any of the Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Secured Party or its designee may have possession of Collateral as contemplated hereby.

         (C) Not later than the date hereof, the Company shall deliver the Perfection Certificate to the Secured Party. The information set forth therein shall be correct and complete.

         (D) When UCC financing statements in appropriate form have been filed in the offices specified in the Perfection Certificate to the extent that a security interest therein may be perfected by filing pursuant to the UCC, the Security Interests shall constitute valid and perfected security interests in the Collateral (except Inventory in transit), in each case prior to all other Liens and rights of others therein except for the Permitted Liens.

         (E) The Inventory and Equipment are insured in accordance with the requirements of this Security Agreement.

SECTION 3.  The Security Interests

         (A) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of the Company hereunder, the Company hereby hypothecates, assigns, pledges and grants to the Secured Party a continuing security interest in and to all right, title and interest of the Company in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

                  (1) A CRT-1 System used to recover crumb rubber from discarded automobile tires through a cryogenic freezing process, consisting of the following equipment:

              (a)      Tire Shredder - Weight 2.5 Tons
                       2829 mm X 915 mm X 2134 mm
              (b)      Feeder - screw conveying system - Weight 1 Ton
                       5182 mm X 250 mm X 250 mm
              (c)      Freezing System
                       Naturally  cooling  air  freezing  system  -
                       Weight 9.6 Tons 4960 mm X 1800 mm X 3500 mm
              (d)      Processing Chamber
                       Stainless  steel  Freezing  chamber - Weight
                       2.5 Tons 5790 mm X 1016 mm X 1016 mm
              (e) Hammer Mill - Heavy duty magnesium - Weight 3.5 Tons Custom Designed by Crumb Rubber Technology 3708 mm X 3708 mm X 2515 mm
              (f)      Screw  Conveyer - Heavy duty  magnesium  - Custom
                       Built to Size
              (g)      Vibrating  Fiber Separator - Custom
                       designed from fiber from tires - Weight 1.5 Tons 2630 mm X 1315 mm X 1389 mm
              (h) Magnetic Separator - Stainless Steel - Weight .5 Ton 4058 mm X 550 mm X 3716 mm
              (i)      Crumb   Rubber   Classification   System   -
                       Vibrating Screen Tables,  Various Mesh Sizes
                       - Weight .5 Ton 1000 mm X 1000 mm X 1200 mm
              (j)      Control Panel for Items (a) through (i).

         (2) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer programs, printouts and other computer materials and records) of the Company pertaining to the equipment listed in item 3(A)(1) above; and

         (3) All Proceeds of, attachments or accessions to, or substitutions for all the equipment listed in item 3(A)(1) above.

         (B) The Security Interests are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  Further Assurances; Covenants

         The Company covenants as follows:

         (A) The Company will not, without giving the Secured Party 60 days prior written notice, change (i) the locations of its places of business and its chief executive office or (ii) the locations where it keeps or holds the Collateral or records relating thereto from the applicable locations described in the Perfection Certificate, or (iii) its name, identity or corporate structure in any manner. In the event of any such change, the Company shall, at its cost and expense, cooperate with the Secured Party and cause to be filed or recorded additional financing statements, amendments or supplements to existing financing statements, continuation statements or other documents required to be recorded or filed in order to perfect and protect the Security Interests.

         (B) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that the Secured Party may from time to time reasonably determine to be necessary or desirable in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Secured Party to obtain the full benefits of this Agreement, or to enable the Secured Party to exercise and enforce any of its rights, powers and remedies hereunder with respect to the Collateral. To the extent permitted by law, the Company hereby authorizes the Secured Party to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

         (C) If the Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall, upon the request of the Secured Party, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Secured Party's account subject to the Secured Party's instructions.

         (D) The Company shall keep complete and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Secured Party may reasonably request in order to reflect the Security Interests.

         (E) Without the prior written consent of the Secured Party, the Company will not (a) sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral and, in the case of any such sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Secured Party; or (b) create, incur or suffer to exist any Lien with respect to the Collateral, except for the Permitted Liens.

         (F) The Company will maintain, with financially sound and reputable companies, insurance policies (1) insuring the Collateral against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Secured Party and (2) insuring the Company and the Secured Party against liability for personal injury and property damage relating to the Collateral, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Secured Party, with losses payable to the Company and the Secured Party as their respective interests may appear. All such insurance shall (a) contain a breach of warranty clause in favor of the Secured Party, (b) provide that no termination, cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Secured Party of written notice thereof, (c) in the case of the policies referenced in (2) above, name the Secured Party as additional insured and (d) be reasonably satisfactory in all other respects to the Secured Party. From time to time upon the request of the Secured Party, the Company shall deliver to the Secured Party a report of a reputable insurance broker with respect to such insurance in such form as the Secured Party may from time to time reasonably request.

         (G) The Company will, promptly upon request, provide to the Secured Party all information and evidence it may reasonably request concerning the Collateral, to enable the Secured Party to enforce the provisions of this Security Agreement.

SECTION 5.  General Authority

         The Company hereby irrevocably appoints the Secured Party its true and lawful attorney, with full power of substitution, in the name of the Company, the Secured Party, or otherwise, for the sole use and benefit of the Secured Party, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to the Collateral:

         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

         (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

         (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof, and

         (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Secured Party shall give the Company not less than ten days prior written notice of the time and place of any sale or other intended disposition of the Collateral. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 6.  Remedies upon Event of Default

         (A) If any Event of Default has occurred and is continuing, the Secured Party may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by law, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. The Secured Party may be the purchaser of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 5 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (B) For the purpose of enforcing any and all rights and remedies under this Security Agreement the Secured Party may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Secured Party, forthwith assemble all or any part of the Collateral as directed by the Secured Party and make it available at a place designated by the Secured Party which is, in its opinion, reasonably convenient to the Secured Party and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate to preserve and enhance its value and, in connection with such preparation and disposition, use, as a licensee (or if no decline in the value of the Collateral would result, otherwise) without charge any trademark, trade name, copyright, patent or technical process used by the Company.

SECTION 7.  Limitation on Duty of Secured Party in Respect of Collateral.

         Beyond the safe custody thereof in accordance with applicable law, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property of like nature, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith and in the absence of gross negligence.

SECTION 8.  Application of Proceeds

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Secured Party in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Secured Party and its agents and counsel in connection therewith, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to the Agreement;

                  second, to the payment of accrued but unpaid interest on the Secured Obligations;

                  third, to the payment of unpaid principal of the Secured Obligations;

                  fourth, to the payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Secured Party may make distributions hereunder in cash or in kind or in any combination thereof.

SECTION 9.  Expenses

         In the event that the Company fails to comply with the provisions of the Note or this Agreement, such that the value of the Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Secured Party may effect such compliance on behalf of the Company, and the Company shall reimburse the Secured Party for the costs thereof within two Business Days of demand therefor. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, the Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Secured Party therefor on demand. All sums so paid or incurred by the Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all reasonable costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to advances made under the Agreement, be additional Secured Obligations hereunder.

SECTION 10.  Termination of Security Interests

         Upon the repayment in full of all Secured Obligations and the termination of the Note, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company, and this Security Agreement shall terminate and no longer be of any force and effect.

SECTION 11.  Notices

         All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the Agreement.

SECTION 12.  Waivers. Non-Exclusive Remedies

         No failure on the part of the Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

SECTION 13.  Successors and Assigns

         This Agreement is for the benefit of the Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

SECTION 14.  Changes in Writing

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Secured Party.

SECTION 15.  Governing Law

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 16.  Severability

         If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 17.  Counterparts

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                               GREENMAN TECHNOLOGIES, INC.


                               By:      Maurice E. Needham
                                        ------------------
                               Name:    Maurice E. Needham
                               Title:   Chief Executive Officer

                               PALOMAR MEDICAL TECHNOLOGIES, INC.

                               By:      Joseph Caruso
                                        ------------------
                               Name:    Joseph Caruso
                               Title:   Chief Financial Officer


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